 Exhibit 32.2

Certification of Chief Financial Officer, Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of eHealth, Inc. on Form 10-Q (the “Form 10-Q”) for the quarterly period ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David K. Francis, Chief Financial Officer of eHealth, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Form 10-Q, to which this certification is attached as Exhibit 32.2, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of eHealth, Inc.

/s/ DAVID K. FRANCIS
David K. Francis
Chief Financial Officer
November 6, 2017

A signed original of this written statement required by Section 906 has been provided to eHealth, Inc. and will be retained by eHealth, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.